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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  October 29, 2002



                           OPTA FOOD INGREDIENTS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   0-19811                    04-3117634
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     (State or other              (Commission                (IRS Employer
     jurisdiction of              File Number)              Identification No.)
      incorporation)



                                25 Wiggins Avenue
                          Bedford, Massachusetts 01730
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (781) 276-5100


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                                Page 1 of 7 pages

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Item 5. Other.

     On October 28, 2002 the registrant publicly disseminated the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)      Exhibits.

         99.1        The Registrant's Press Release dated October 28, 2002.




                                Page 2 of 7 pages

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OPTA FOOD INGREDIENTS, INC.
                                    (Registrant)


Date: October 29, 2002              /s/ Scott A. Kumf
                                    --------------------------------
                                    Scott A. Kumf, Chief Operating Officer,
                                    Chief Financial Officer and Treasurer
                                    (principal financial and accounting officer)





                               Page 3 of 7 pages

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                                  EXHIBIT INDEX
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Exhibit                                                      Sequential
Number               Description                             Page Number
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99.1                 The registrant's Press Release                 7
                     dated October 28, 2002.